AMENDMENT NO.2

PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated April 30, 2004, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, and FIRST GREATWEST LIFE & ANNUITY INSURANCE COMPANY, a New York life insurance company ("FG-WL&A"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and as the principal underwriter of the Contracts ("UNDERWRITER"), is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM V.I. Basic Balanced Fund	AIM V.I. Government Securities Fund
AIM V.I. Basic Value Fund	AIM V.I. High Yield Fund
AIM V.I. Capital Appreciation Fund	AIM V.I. International Growth Fund
AIM V.I. Capital Development Fund	AIM V.L Large Cap Growth Fund
AIM V.I. Core Equity Fund	AIM V.I. Leisure Fund
AIM V.I. Diversified Income Fund	AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Dynamics Fund	AIM V.I. Money Market Fund
AIM V.I. Financial Services Fund	AIM V.I. Small Cap Equity Fund
AIM V.I. Global Health Care Fund	AIM V.I. Technology Fund
AIM V.I. Global Real Estate Fund	AIM V.I. Utilities Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

CONTRACTS	FORM NUMBERS

Charles Schwab & Co., Inc.	J434 NY
Schwab Variable Annuity

Charles Schwab & Co., Inc.	J444 NY
Schwab Variable Annuity

COLI VUL-2 Series Account	J355 NY
COLI VUL-4 Series Account	J500NY

All other terms and provisions of the Agreement not amended shall remain in full force and effect.

Effective date: Feb. 20, 2008.

AIM VARIABLE INSURANCE FUNDS

Attest:	/s/ Peter Davidson	By:	/s/ Carolyn Gibbs
Name:	Peter Davidson	Name	Carolyn Gibbs
Title:	Assistant Secretary	Title:	Assistant Vice President

AIM DISTRIBUTORS, INC.

Attest:	/s/ Peter Davidson	By:	/s/ John Cooper
Name:	Peter Davidson	Name	John Cooper
Title:	Assistant Secretary	Title:	President

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Attest:	/s/ Nancy Trammell	By:	/s/ Chris Bergeon
Name:	Nancy Trammell	Name	Chris Bergeon
Title:	Director	Title:	2-20-08